Exhibit 10.2

Execution Version

LIMITED WAIVER AND AMENDMENT NO. 16 TO CREDIT AGREEMENT

This LIMITED WAIVER AND AMENDMENT NO. 16 TO CREDIT AGREEMENT (this “Waiver and Amendment”) is dated as of June 30, 2009 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent (“Agent”), and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Waiver and Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver and amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Limited Waiver. The Agent and the Lenders hereby waive, for the period from and after June 21, 2009 up to and including September 15, 2009, any breach of Section 4.1 of the Credit Agreement, and any Default or Event of Default as a result thereof, solely to the extent that Borrowers failed to deliver to the Agent an unqualified opinion (as to going concern) in connection with Borrowers’ delivery of a copy of the audited consolidated balance sheets of ITG and each of its Subsidiaries (including the Excluded Subsidiaries) as at the end of fiscal year ended December 31, 2008 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year.

2 Amendment to Section 4. Section 4 of the Credit Agreement is hereby amended by inserting the following new Section 4.18 thereto:

“4.18 Bi-Weekly Conference Call. Such Credit Party shall participate in biweekly telephone conference calls with the Agent and the Lenders, which conference calls shall include a report by the Credit Parties of the financial performance and business conditions of the Credit Parties and certain of their Affiliates, including, without limitation, updates on potential or proposed mergers, backlog and sales volumes, any proposed refinancings and the financial performance and status of the BST Group.”

3 Amendment to Section 6.1. Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.1 Fixed Charge Coverage Ratio. Each Credit Party covenants and agrees that, if at any time Availability is less than $17,500,000, the Fixed Charge Coverage

Ratio for the twelve month period ending as of the last day of the immediately preceding fiscal month shall in no event be less than 1.05 to 1.00. The Fixed Charge Coverage Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).”

4 Amendments to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended as follows:

(i) Section 7.1(c) is hereby amended and restated in its entirety to read as follows:

“(c) Specific Defaults. (i) Any Credit Party fails to perform or observe any term, covenant or agreement contained in any of Sections 4.1, 4.2(b), 4.2(d), 4.2(g), 4.3(a), 4.6, 4.9, 4.14, Article V or Article VI hereof or (ii) any Credit Party fails to perform or observe any term, covenant or agreement contained in Section 4.18 and, in the case of this subclause (ii), such failure to perform or observe shall continue unremedied for a period of seven (7) days;”

(ii) Section 7.1(n) is hereby amended and restated in its entirety to read as follows:

“(n) Amended and Restated Support Agreement. (A) The Investors fail, at any time that (x) on any Determination Date, average Availability for the ten (10) calendar days immediately preceding the Determination Date is less than $20,000,000 or (y) on any date, Availability is less than $15,000,000, to make either (i) a cash capital contribution to ITG or (ii) a loan in the form of WLR Subordinated Indebtedness to ITG, in either case, in an amount equal to the greater of (X) the amount by which such average Availability is less than $20,000,000 or Availability is less than $15,000,000, as applicable, and (Y) $2,500,000 (such greater amount, the “Equity Infusion”), within three (3) days after a request by Agent or the Majority Lenders to the Investors to fund such Equity Infusion (a “Request”); provided, that, notwithstanding the foregoing, in no event will the aggregate amount required to be invested or loaned by the Investors pursuant to the Amended and Restated Support Agreement be in excess of $15,000,000 or (B) Availability falls below $12,500,000 at any time after a Request is made and prior to the time the corresponding Equity Infusion is received.”

5 Amendments to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended as follows:

(i) the definition of “Amended and Restated Support Agreement” is hereby amended and restated in its entirety to read as follows:

““Amended and Restated Support Agreement” means that certain Second Amended and Restated Support Agreement dated as of June 30, 2009 by and among the Investors, ITG and Agent.”

(ii) the definition of “BST” is hereby amended and restated in its entirety to read as follows:

““BST” means Global Safety Textiles Holdings LLC (f/k/a BST US Holdings, Inc.), a Delaware limited liability company.”

6 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Waiver and Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Waiver and Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Waiver and Amendment has been duly authorized by all necessary corporate and partnership action and this Waiver and Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Waiver and Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Waiver and Amendment after giving effect to this Waiver and Amendment and the transactions contemplated hereby.

7 Conditions to Effectiveness. This Waiver and Amendment shall be effective on the date when each of the following conditions have been met:

(a) this Waiver and Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Required Lenders; and

(b) Agent, for the ratable benefit of the Lenders, as consideration for the execution and delivery of this Waiver and Amendment, shall have received an amendment fee in the amount of $218,750, which amendment fee shall be fully earned on the date hereof and shall be non-refundable when paid.

8 Miscellaneous.

8.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b) The execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Waiver and Amendment shall not be deemed (i) except as expressly provided in this Waiver and Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Waiver and Amendment.

8.2 Counterparts and Signatures by Fax. This Waiver and Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Waiver and Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Waiver and Amendment.

8.3 Severability. In case any provision in or obligation under this Waiver and Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.4 Loan Document. This Waiver and Amendment shall constitute a Loan Document.

8.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC. BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC CONE DENIM LLC CARLISLE FINISHING LLC SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:
Name:	CRAIG J. HART
Title:	V.P. & TREASURER

NARRICOT INDUSTRIES LLC

By: International Textile Group, Inc., its sole member

By:
Name:	CRAIG J. HART
Title:	V.P. & TREASURER

[Signature Page to Amendment No. 16 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By:
Name:	CRAIG J. HART
Title:	V.P. & TREASURER

VALENTEC WELLS, LLC
By: International Textile Group, Inc., its sole member

By:
Name:	CRAIG J. HART
Title:	V.P. & TREASURER

[Signature Page to Amendment No. 16 to Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 16 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:
Name:	Mary E. Evans
Title:	Associate Director

By:
Name:	Marie Haddad
Title:	Associate Director

[Signature Page to Amendment No. 16 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:
Name:	M. KIM CARPENTER
Title:	VICE PRESIDENT

[Signature Page to Amendment No. 16 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:
Name:	John Yankaukas
Title:	SVP

[Signature Page to Amendment No. 16 to Credit Agreement]